Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED

CREDIT AND GUARANTY AGREEMENT

This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT, dated as of February 13, 2012 (this “Amendment No. 1”), is made in reference to the Second Amended and Restated Credit and Guaranty Agreement, dated as of October 20, 2011, by and among VALEANT PHARMACEUTICALS INTERNATIONAL, INC., a corporation continued under the federal laws of Canada (“Borrower”), certain Subsidiaries of Borrower, as Guarantors, Goldman Sachs Lending Partners LLC, as administrative agent (in such capacity, the “Administrative Agent”), swing line lender and collateral agent (in such capacity, the “Collateral Agent”) and the lenders party thereto (the “Existing Lenders”) (as amended by the Joinder Agreement dated as of December 19, 2011, the “Existing Credit Agreement”). All capitalized terms not otherwise defined in this Amendment No. 1 have the same meanings as specified in the Credit Agreement (as defined in Section 1 below).

W I T N E S S E T H:

WHEREAS, on the date hereof, Borrower, the Guarantors, the Administrative Agent, the Tranche B Term Loan Lenders (as defined below) and the Requisite Lenders (as defined in the Existing Credit Agreement) desire to amend and restate the Existing Credit Agreement to, among other things, (i) provide for Tranche B Term Loans (as defined in the Credit Agreement) thereunder, (ii) modify certain covenants and (iii) make certain other modifications as set forth in the Credit Agreement;

WHEREAS, each financial institution identified on a Lender Addendum in the form of Exhibit A hereto, dated and signed by such institution (“Lender Addendum”) as a “Lender” (each, a “Tranche B Term Loan Lender” and collectively, the “Tranche B Term Loan Lenders”) has agreed severally, on the terms and conditions set forth herein and in the Credit Agreement, (a) to provide Tranche B Term Loan Commitments (as defined in the Credit Agreement) in the amount set forth opposite such Tranche B Term Loan Lender’s name on Appendix A hereto (the Tranche B Term Loan Commitments are referred to herein as the “Commitments”) and (b) to become a “Lender” for all purposes under the Credit Agreement;

WHEREAS, on the date hereof, the Grantors (as defined in the Amended and Restated Pledge and Security Agreement, dated as of October 20, 2011 (the “Pledge and Security Agreement”), among certain Subsidiaries of Borrower, as Grantors, and the Collateral Agent) and the Collateral Agent desire to amend and restate the Pledge and Security Agreement;

WHEREAS, pursuant to Section 10.5 of the Existing Credit Agreement, the consent of the Existing Lenders is required for the effectiveness of this Amendment No. 1; and

WHEREAS, the Administrative Agent, the Collateral Agent, the Credit Parties, each Tranche B Term Loan Lender and each Existing Lender signatory hereto are willing to so agree, subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.	Amendment and Restatement.

Effective as of the Restatement Date (as defined in Section 3 below), and subject to the terms and conditions set forth herein and in the Credit Agreement, upon the satisfaction of the conditions in Section 3 herein, the parties hereto agree that:

(a) (i) the Existing Credit Agreement is hereby amended and restated, without novation, in the form of Annex A hereto (the Existing Credit Agreement, as so amended and restated, being referred to as the “Credit Agreement”), (ii) the Schedules attached to the Credit Agreement shall replace in their entirety the corresponding Schedules attached to the Existing Credit Agreement, or constitute new Schedules to the Credit Agreement, as applicable and (iii) the Exhibits attached to the Credit Agreement shall replace in their entirety the corresponding Exhibits attached to the Existing Credit Agreement, if any, or constitute new Exhibits to the Credit Agreement, as applicable; and

(b) the Pledge and Security Agreement, including all exhibits and schedules thereto, is hereby amended and restated, without novation, in the form of Annex B hereto (the Pledge and Security Agreement, as so amended and restated, being referred to as the “Amended Pledge and Security Agreement”).

SECTION 2.	Tranche B Term Loan Lenders.

Each Tranche B Term Loan Lender hereby agrees, on the terms and conditions set forth herein and in the Credit Agreement, to make Loans to Borrower on or after the Restatement Date in accordance with Section 2.1 of the Credit Agreement. The Tranche B Term Loan Lenders shall, effective on the Restatement Date, become party to the Credit Agreement as “Lenders”.

SECTION 3.	Effectiveness.

(a) This Amendment No. 1 shall become effective on and as of the date (such date the “Execution Date”) on which (i) this Amendment No. 1 shall have been executed and delivered by (A) each Credit Party, (B) each Existing Lender, (C) the Administrative Agent and (D) the Collateral Agent, and (ii) each Tranche B Term Loan Lender shall have executed and delivered a Lender Addendum in the form of Exhibit A hereto (it being understood and agreed that Sections 1 and 2 of this Amendment No. 1 shall not become effective until each of the conditions set forth in Section 3.1 of the Credit Agreement has been satisfied).

(b) The provisions of Sections 1 and 2 of this Amendment No. 1, the Credit Agreement and the Amended Pledge and Security Agreement shall become effective on the date (such date, the “Restatement Date”) on which each of the conditions set forth in Section 3.1 of the Credit Agreement has been satisfied in accordance with the terms thereof.

(c) The Administrative Agent shall have received from the Borrower a non-refundable fee, for the account of each Lender that has delivered an executed signature page hereto on or prior to 3:00 p.m., New York City time, February 8, 2012 (the “Consent Deadline”) equal to 0.05% of the principal amount of the Loans held by such Lender as of the Consent Deadline.

SECTION 4.	Representations and Warranties.

By its execution of this Amendment No. 1, Borrower hereby represents and warrants to the Agents and the Lenders that:

(A) this Amendment No. 1 has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Credit Party hereto, enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity;

(B) the execution, delivery and performance by Credit Parties of this Amendment No. 1 and the other Credit Documents to which they are parties and the consummation of the transactions contemplated by this Amendment No. 1 and the other Credit Documents do not and will not (a) violate (i) any provision of any Applicable Law, (ii) any of the Organizational Documents of Borrower or any of its Subsidiaries, or (iii) any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Subsidiaries, except with respect to clauses (i) and (iii) to the extent that such violation could not reasonably be expected to have a Material Adverse Effect; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrower or any of its Subsidiaries, except to the extent that such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of Secured Parties); or (d) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Borrower or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Execution Date and disclosed in writing to Lenders and except for any such approval or consent the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect;

(C) each of the representations and warranties contained in Section 4 of the Credit Agreement is true as of the Execution Date and Restatement Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct on and as of such earlier date; and

(D) there is no Default or Event of Default as of the Execution Date or Restatement Date.

SECTION 5.	Amendment, Modification and Waiver.

This Amendment No. 1 may not be amended, modified or waived except in accordance with Section 10.5 of the Credit Agreement.

SECTION 6.	Reference to and Effect on Credit Documents.

(a) On and after the Restatement Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Credit Agreement (i.e., the Existing Credit Agreement, as amended by this Amendment No. 1), and each reference in the other Credit Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Credit Agreement (i.e., the Existing Credit Agreement, as amended by this Amendment No. 1). It is understood and agreed that this Amendment No. 1 is a Credit Document.

(b) On and after the Restatement Date, each reference in the Pledge and Security Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Pledge and Security Agreement shall mean and be a reference to the Amended Pledge and Security Agreement, and each reference in the other Credit Documents to “the Pledge and Security Agreement,” “thereunder,” “thereof” or words of like import referring to the Pledge and Security Agreement shall mean and be a reference to the Amended Pledge and Security Agreement.

SECTION 7.	Reaffirmation.

(a) Each Credit Party hereby expressly acknowledges the terms of this Amendment No. 1 and affirms or reaffirms, as applicable, as of the date hereof, the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment No. 1 and the transactions contemplated hereby.

(b) Each Credit Party, by its signature below, hereby affirms and confirms (1) its obligations under each of the Credit Documents to which it is a party, and (2) the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Credit Documents.

SECTION 8.	Entire Agreement.

This Amendment No. 1, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein and in the Credit Documents, this Amendment No. 1 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Documents, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Documents all of which are ratified and affirmed in all respects and shall continue in full force and effect as in effect prior to the effectiveness of this Amendment No. 1.

SECTION 9.	Governing Law.

THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 10.15 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT NO. 1 AND SHALL APPLY HERETO.

SECTION 10.	Severability.

In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 11.	Counterparts.

This Amendment No. 1 may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart to this Amendment No. 1 by facsimile transmission or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Amendment No. 1.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment No. 1 as of the date first written above.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President & Chief Operating Officer

VALEANT PHARMACEUTICALS INTERNATIONAL

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President & Chief Operating Officer

ATON PHARMA, INC.

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President & Chief Operating Officer

CORIA LABORATORIES, LTD.

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President & Chief Operating Officer

DOW PHARMACEUTICAL SCIENCES, INC.

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President & Chief Operating Officer

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

VALEANT PHARMACEUTICALS NORTH AMERICA LLC

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President

DR. LEWINN’S PRIVATE FORMULA INTERNATIONAL, INC.

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President

OCEANSIDE PHARMACEUTICALS, INC.

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President

PRINCETON PHARMA HOLDINGS, LLC

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President

PRIVATE FORMULA CORP.

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

RENAUD SKIN CARE LABORATORIES, INC.

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President

VALEANT BIOMEDICALS, INC.

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President

BIOVAIL AMERICAS CORP.

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President

PRESTWICK PHARMACEUTICALS, INC.

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President

VALEANT HOLDINGS (BARBADOS) SRL

By:	/s/ Graham Jackson
Name: Graham Jackson
Title: VP, Commercial & Technical Operations

VALEANT INTERNATIONAL (BARBADOS) SRL

By:	/s/ Graham Jackson
Name: Graham Jackson
Title: VP, Commercial & Technical Operations

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

BIOVAIL LABORATORIES INTERNATIONAL (BARBADOS) SRL

By:	/s/ Graham Jackson
Name: Graham Jackson
Title: VP, Commercial & Technical Operations

HYTHE PROPERTY INCORPORATED

By:	/s/ Graham Jackson
Name: Graham Jackson
Title: VP, Commercial & Technical Operations

VALEANT CANADA GP LIMITED

By:	/s/ Robert R. Chai-Onn
Name: Robert R. Chai-Onn
Title: Vice President

VALEANT CANADA LP by its sole general partner, VALEANT CANADA GP LIMITED

By:	/s/ Robert R. Chai-Onn
Name: Robert R. Chai-Onn
Title: Director

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

V-BAC HOLDING CORP.

By:	/s/ Robert R. Chai-Onn
Name: Robert R. Chai-Onn
Title: Vice President

BIOVAIL INTERNATIONAL, S.À.R.L.

By:	/s/ Kuy Ly Ang
Name: Kuy Ly Ang
Title: Director

PHARMASWISS SA

By:	/s/ Matthias Courvoisier
Name: Matthias Courvoisier
Title: Director

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

Signed by Valeant Holdco 2 Pty Ltd (ACN 154 341 367) in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Rajiv De Silva
Signature of director	Signature of director

Robert Chai-Onn	Rajiv De Silva
Name of director (please print)	Name of director (please print)

Signed by Wirra Holdings Pty Limited (ACN 122 216 577) in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

Signed by Wirra Operations Pty Limited (ACN 122 250 088) in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

Signed by iNova Pharmaceuticals (Australia) Pty Limited (ACN 000 222 408) in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

Signed by iNova Sub Pty Limited (ACN 134 398 815) in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

Signed by Wirra IP Pty Limited (ACN 122 536 350) in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

GOLDMAN SACHS LENDING PARTNERS LLC, as Administrative Agent, Collateral Agent

By:	/s/ Douglas Tansey
Authorized Signatory

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

Goldman Sachs Lending Partners LLC, as an Existing Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

JPMORGAN CHASE BANK, N.A.,TORONTO BRANCH, as an Existing Lender

By:	/s/ Michael N. Tam
Name: Michael N. Tam
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

Morgan Stanley Bank, N.A., as an Existing Lender

By:	/s/ Alice Lee
Name: Alice Lee
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

The Bank of Nova Scotia, as an Existing Lender

By:	/s/ James Rhee
Name: James Rhee
Title: Managing Director

By:	/s/ Christina Brennan
Name: Christina Brennan
Title: Associate

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

AMMC CLO IV, LIMITED
AMMC CLO VI, LIMITED

By:	American Money Management Corp., as Collateral Manager as an Existing Lender

as an Existing Lender

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

Aozora Bank, Ltd., as an Existing Lender

By:	/s/ Hiroaki Hayami
Name: Hiroaki Hayami
Title: General Manager

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

BANK OF AMERICA N.A., as an Existing Lender

By:	/s/ Robert LaPorte
Name: Robert LaPorte
Title: Vice President

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

Barclays Bank PLC, as an Existing Lender

By:	/s/ Lisa Minigh
Name: Lisa Minigh
Title: Assistant Vice President

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

Bank of Montreal, as an Existing Lender

By:	/s/ Mark Piekos
Name: Mark Piekos
Title: Managing Director

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

Citibank, N.A., as an Existing Lender

By:	/s/ Scott R. Evan
Name: Scott R. Evan
Title: Attorney-in-Fact

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

DNB Bank ASA (f/k/a DnB NOR Bank ASA), as an Existing Lender

By:	/s/ Thomas Tangen
Name: Thomas Tangen
Title: Senior Vice President

By:	/s/ Phil Kurpiewski
Name: Phil Kurpiewski
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

Export Development Canada, as an Existing Lender

By:	/s/ Trevor Mulligan
Name: Trevor Mulligan
Title: Asset Manager

By:	/s/ Andrew Baechler
Name: Andrew Baechler
Title: Loan Portfolio Manager

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

Gulf Stream - Sextant CLO 2006-1, Ltd., as an Existing Lender

	By:	Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

Gulf Stream - Compass CLO 2005-II, Ltd., as an Existing Lender

	By:	Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

Gulf Stream - Compass CLO 2005-I, Ltd., as an Existing Lender

	By:	Gulf Stream Asset Management
LLCAs Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

HSBC Bank USA, N.A. as an Existing Lender

By:	/s/ David Reading
Name: David Reading
Title: Vice President

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

HSBC Bank Canada, as an Existing Lender

By:	/s/ Andrew Sclater
	Name:	Andrew Sclater
	Title:	AVP Corporate Banking HSBC Bank Canada

By:	/s/ Ambar Bansal
	Name:	Ambar Bansal
	Title:	Vice President Regional Head of Corporate HSBC Bank Canada

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

ICICI Bank Canada, as an Existing Lender

By:	/s/ Arup Ganguly
Name: Arup Ganguly
Title: V.P. and Head – Corporate Banking

By:	/s/ Sandeep Goel
Name: Sandeep Goel
Title: V.P. and Chief Risk Officer

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

CONFLUENT 4 LIMITED,
As Lender

By:	Loomis, Sayles & Company, L.P., As Sub-Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

, as an Existing Lender

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

Manufacturers Bank, as an Existing Lender

By:	/s/ Sean R. Walker
Name: Sean R. Walker
Title:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

Mizuho Corporate Bank, Ltd., as an Existing Lender

By:	/s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

Raymond James Bank, N.A. as successor to Raymond James Bank, FSB an Existing Lender

By:	/s/ Alexander L. Rody
Alexander L. Rody
Senior Vice President

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

Royal Bank of Canada, as an Existing Lender

By:	/s/ Dean Sas
Name: Dean Sas
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as an Existing Lender

By:	/s/ David W. Kee
Name: David W. Kee
Title: Managing Director

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

SUNTRUST BANK, as an Existing Lender

By:	/s/ Dana Dhaliwal
Name: Dana Dhaliwal
Title: Director

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

THE TORONTO-DOMINION BANK, as an Existing Lender

By:	/s/ Nigel Sharpley
Name: Nigel Sharpley
Title: Senior Manager, TD Commercial Bank

By:	/s/ Damian Savelli
Name: Damian Savelli
Title: Credit Manager, TD Commercial Bank

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

Union Bank, N.A., as an Existing Lender

By:	/s/ Richard A. Lopatt
Name: Richard A. Lopatt
Title: Vice President

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

ATRIUM V MADISON PARK FUNDING II, LTD. MADISON PARK FUNDING III, LTD. MADISON PARK FUNDING IV, LTD. MADISON PARK FUNDING V, LTD. MADISON PARK FUNDING VI, LTD., as an Existing Lender
		By:	Credit Suisse Asset Management, LLC, as collateral manager

			By:	/s/ Thomas Flannery
Thomas Flannery Authorized Signatory

BENTHAM WHOLESALE SYNDICATED LOAN FUND, as an Existing Lender
	By:	Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for
Bentham Wholesale Syndicated Loan Fund

			By:	/s/ Thomas Flannery
Thomas Flannery Authorized Signatory

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND, as an Existing Lender
		By:	Credit Suisse Asset Management, LLC, as investment advisor

			By:	/s/ Thomas Flannery
Thomas Flannery Authorized Signatory

COMMONWEALTH OF PENNSYLVANIA TREASURY DEPARTMENT, as an Existing Lender
		By:	Credit Suisse Asset Management, LLC, as investment adviser

			By:	/s/ Thomas Flannery
Thomas Flannery Authorized Signatory

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM QUALCOMM GLOBAL TRADING, INC., as an Existing Lender
		By:	Credit Suisse Asset Management, LLC, as investment manager

			By:	/s/ Thomas Flannery
Thomas Flannery Authorized Signatory

AUSTRALIANSUPER, as an Existing Lender
By:	Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

			By:	/s/ Thomas Flannery
Thomas Flannery Authorized Signatory

[Signature Page to Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement]

EXHIBIT A TO AMENDMENT NO. 1

LENDER ADDENDUM

By executing this signature page, the undersigned institution agrees (A) to the terms of Amendment No. 1 and the Credit Agreement and (B) on the terms and subject to the conditions set forth in Amendment No. 1 and the Credit Agreement, to extend Loans in the amounts reflected,

Name of Lender:

Executing as a Lender:

By:
Name:
Title:

For any Institution requiring a second signature line:

By:
Name:
Title:

Tranche B Term Loan Commitment		$

Exhibit A

ANNEX A

CREDIT AGREEMENT

[see attached]

Annex A

ANNEX B

AMENDED PLEDGE AND SECURITY AGREEMENT

[see attached]

Annex B